ACCOUNTS RECEIVABLE AND OTHER (Tables)	12 Months Ended
Dec. 31, 2024
Subclassifications of assets, liabilities and equities [abstract]
Disclosure of Accounts Receivable and Other
The components of accounts receivable and other are as follows:

(US$ Millions)	Dec. 31, 2024	Dec. 31, 2023
Derivative assets	$265	$299
Accounts receivable - net of expected credit loss of $50 million (December 31, 2023 - $63 million)	730	1,355
Restricted cash and deposits	350	326
Prepaid expenses	214	270
Inventory	234	131
Other current assets(1)	288	1,102
Total accounts receivable and other	$2,081	$3,483
(1)The balance as of December 31, 2023 includes loans secured by a portfolio of 75-multifamily assets in San Francisco in foreclosure. In the year ended December 31, 2024, these assets were acquired out of foreclosure and are subsequently being reported in investment properties on the consolidated balance sheets.